                                   prospectus



                        [PICTURE OF TWO PEOPLE FISHING]



                        METLIFE Income Security Plan(SM)








                                         YOUR PRIVACY NOTICE IS ON

                                        THE LAST PAGE OF THIS BOOK.

                                                               MAY 1, 2003

METLIFE INCOME SECURITY PLAN(SM) VARIABLE INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified MetLife Income Security Plan immediate variable income annuity ("Income Annuity") contracts.

--------------------------------------------------------------------------------
The investment choices available to you to allocate your purchase payment are listed in the contract for your Income Annuity. Your choices may include the Basic Fixed Payment Option and the Flexible Fixed
Payment Option (not described in this Prospectus) and investment divisions available through the
Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and the portfolios of the Met Investors Series
Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX      METLIFE MID CAP STOCK INDEX
  STATE STREET RESEARCH BOND INCOME            NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH DIVERSIFIED            JANUS MID CAP
  LORD ABBETT BOND DEBENTURE                   STATE STREET RESEARCH AGGRESSIVE GROWTH
  METLIFE STOCK INDEX                          LOOMIS SAYLES SMALL CAP
  STATE STREET RESEARCH INVESTMENT TRUST       RUSSELL 2000(R) INDEX
  DAVIS VENTURE VALUE                          STATE STREET RESEARCH AURORA
  HARRIS OAKMARK LARGE CAP VALUE               T. ROWE PRICE SMALL CAP GROWTH
  MET/PUTNAM VOYAGER                           SCUDDER GLOBAL EQUITY
    (FORMERLY PUTNAM LARGE CAP GROWTH)         MORGAN STANLEY EAFE(R) INDEX
  T. ROWE PRICE LARGE CAP GROWTH               PUTNAM INTERNATIONAL STOCK



HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 43 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Income Security Plan
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the Metropolitan Fund and the Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.

INCOME ANNUITY


This Income Annuity provides a stream of payments to you. The income payments you receive will vary to reflect the net performance of the Portfolios underlying the selected investment divisions and the changes in the interest rate specified in your contract. The payment amount you receive is also based on the amount of your purchase payment, the income type and possibly your age and/or sex, depending on the income type chosen.

A WORD ABOUT
INVESTMENT RISK:


An investment in the Income Annuity involves investment risk. Payments you receive from MetLife will fluctuate in amount and may go down. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW........... ...........         4
TABLE OF EXPENSES.................. ..................         7
METLIFE....................... .......................        10
METROPOLITAN LIFE SEPARATE ACCOUNT E........ .........        10
THE INCOME ANNUITY................. ..................        10
   How the Income Annuity Differs From Other Immediate
      Annuities.......................................        10
   Features of the Income Annuity.....................        12
   Your Investment Choices............................        13
   Income Types.......................................        15
   Withdrawal Option..................................        17
   Death Benefit......................................        19
   Purchase of an Income Annuity......................        20
   Calculating Your Income Payments...................        20
      Initial Income Payment..........................        20
      Subsequent Income Payments......................        20
   Adjustment Factor..................................        21
      Investment Factor...............................        21
      Determining the Investment Factor...............        22
      Interest Factor.................................        22
      Determining the Interest Factor.................        22
      The Effect of the Adjustment Factor.............        23
      Examples of Income Payment Calculations.........        23
   Reallocations......................................        23
   Minimum Distribution...............................        25
      Charges.........................................        26
      Separate Account Charge.........................        26
      Investment-Related Charge.......................        26
      Withdrawal Processing Fee.......................        27
   Premium and Other Taxes............................        27
   Free Look..........................................        27
GENERAL INFORMATION................. .................        28
   Administration.....................................        28
      Purchase Payment................................        28
      Confirming Transactions.........................        28
      Processing Transactions.........................        28
        By Telephone or Internet......................        29
        After Your Death..............................        30
        Third Party Requests..........................        30
   Receiving Income Payments and Information..........        30
   Advertising Performance............................        31
   Changes to Your Income Annuity.....................        32

   Voting Rights......................................        33
   Who Sells the Income Annuity.......................        34
   Financial Statements...............................        34
   Your Spouse's Rights...............................        34
TAXES........................ ........................        35
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................        43
APPENDIX -- PREMIUM TAX TABLE............ ............        44

MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.


ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you purchase, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were purchasing the same annuity contract you have in light of this updated information.


CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the contract. This document contains relevant provisions of your Income Annuity. MetLife issues the contracts for the Income Annuity described in this Prospectus.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".


INCOME ANNUITY

The Income Annuity described in this Prospectus is an immediate annuity contract under which payments vary based upon the performance of investments such as stocks and bonds, held by one or more underlying Portfolios, as well as changes based upon a specified interest rate. You assume the investment risk for any amounts allocated to the investment divisions and changes in the specified interest rate.

[SNOOPY WITH POINTER GRAPHIC]

INCOME PAYMENTS

The income payments are what we will pay you as a result of the purchase of the Income Annuity. The income payment amount is not guaranteed but rather will vary up and down depending on the adjustment factor.

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.


INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or the Met Investors Fund.


INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.


METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of your requests concerning your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 866-438-6477.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity.

                                       [CHARLIE BROWN READING NEWSPAPER GRAPHIC]



SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial income payment will be. The lower the specified interest rate, the lower your initial income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case, we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.


VALUATION DATE

The day on which we calculate your income payment, process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m., but may close earlier or later.


YOU

In this Prospectus, depending on the context, "you" may mean either: (1) the owner of the Income Annuity, (2) the annuitant for whom money is invested under group arrangements, or (3) any annuitant under a contract where the owner is not an individual.
 6

TABLE OF EXPENSES -- METLIFE INCOME SECURITY PLAN INCOME ANNUITY


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes the charges you will pay at the time you purchase the Income Annuity or if you make withdrawals. There are no fees for the Flexible Fixed Payment Option or the Basic Fixed Payment Option. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed Charge to Purchase Payments (as a
     percentage of the purchase payment) (1)................                   0% to 5%
  Withdrawal Option Processing Fee (2)......................    $95 for each withdrawal

(1) If your Income Annuity is purchased through a broker-dealer other than MetLife, you pay a front-end sales load, deducted from your purchase payment to compensate that broker-dealer. The current front-end sales load paid to non-MetLife broker-dealers is 0% to 5%, depending upon the broker-dealer's service level or other category. MetLife reserves the right to reduce the amount of the front-end sales load at any time. If your Income Annuity is purchased directly through MetLife, you do not pay any front-end sales load.

(2) Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail later in this Prospectus.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.


  Separate Account Annual Charge (as a percentage of average
     account value) (3).....................................  Maximum Guaranteed Charge:    1.25%

(3) Pursuant to the terms of the contract, our total Separate Account charge will not exceed 1.25% of your average balance in the investment divisions. The rate that applies may be less than the maximum rate, as described in more detail later in this Prospectus. If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of distribution assistance is less than we anticipated.

--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All the Portfolios listed below are Class A. More details concerning the Metropolitan Fund and the Met Investors Fund fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund and Met Investors Fund
  Operating Expenses for the fiscal year ending
  December 31, 2002 (expenses that are deducted from these
  Funds' assets include management fees and other
  expenses).................................................     0.31%      1.12%
After Waiver and/or Reimbursement of Expenses (4)(5)........     0.31%      1.12%

(4) Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes or extraordinary expenses) as necessary to limit the total of such expenses for Class A Shares to the annual percentage of average daily net assets of the following Portfolios as indicated:

                                     PORTFOLIO                            PERCENTAGE
                                     ---------                            ----------
            MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
            MET/PUTNAM VOYAGER PORTFOLIO                                     1.00

 The effect of such waiver and reimbursement is that performance results are increased.

 This agreement may be terminated any time after April 30, 2004.

(5) Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement whereby, until at least April 30, 2004, MetLife Investors has agreed to waive its investment management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to 0.75% of daily net assets for the Lord Abbett Bond Debenture Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.

                                                              B               A+B=C                            C-D=E
METROPOLITAN FUND CLASS A ANNUAL EXPENSES      A        OTHER EXPENSES   TOTAL EXPENSES          D        TOTAL EXPENSES
for fiscal year ending December 31, 2002   MANAGEMENT       BEFORE       BEFORE WAIVER/       WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)       FEES      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio........................            .25            .09              .34               .00            .34
State Street Research Bond Income
  Portfolio (6)(8).................            .40            .11              .51               .00            .51
State Street Research Diversified
  Portfolio (6)(7).................            .44            .05              .49               .00            .49
MetLife Stock Index Portfolio......            .25            .06              .31               .00            .31
State Street Research Investment Trust
  Portfolio (6)(7).................            .49            .05              .54               .00            .54
Davis Venture Value Portfolio (6)(7)...        .75            .05              .80               .00            .80
Harris Oakmark Large Cap Value
  Portfolio (6)(7).................            .75            .08              .83               .00            .83
Met/Putnam Voyager Portfolio (4)(6)...         .80            .27             1.07               .07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (6)(7).................            .63            .14              .77               .00            .77
MetLife Mid Cap Stock Index Portfolio...       .25            .18              .43               .00            .43
Neuberger Berman Partners Mid Cap Value
  Portfolio (6)(7).................            .69            .11              .80               .00            .80
Janus Mid Cap Portfolio (6)........            .69            .06              .75               .00            .75
State Street Research Aggressive Growth
  Portfolio (6)(7).................            .73            .06              .79               .00            .79
Loomis Sayles Small Cap Portfolio (6)...       .90            .07              .97               .00            .97
Russell 2000(R) Index Portfolio....            .25            .24              .49               .00            .49
State Street Research Aurora
  Portfolio (6)....................            .85            .10              .95               .00            .95
T. Rowe Price Small Cap Growth
  Portfolio (6)....................            .52            .09              .61               .00            .61
Scudder Global Equity Portfolio (6)...         .64            .17              .81               .00            .81
Morgan Stanley EAFE(R) Index
  Portfolio (4)....................            .30            .49              .79               .04            .75
Putnam International Stock
  Portfolio (6)....................            .90            .22             1.12               .00           1.12

                                                               B              A+B=C                           C-D=E
MET INVESTORS FUND CLASS A ANNUAL EXPENSES      A        OTHER EXPENSES   TOTAL EXPENSES         D        TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)        FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture
  Portfolio (5)(8)..................            .60            .17              .77              .02            .75

(6) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and SAI for each respective Fund.

(7) Certain Metropolitan Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Metropolitan Fund Portfolios does not reflect these reductions.

(8) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

EXAMPLE: This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 --   a maximum Separate Account charge of 1.25%;

 -- no allocation to the Basic Fixed Payment and Flexible Fixed Payment Options (as described later in this Prospectus);

 --   a maximum 5% sales load;

 -- you bear the minimum or maximum fees and expenses of any of the Portfolios without reimbursement and/or waiver of expenses;

 --   the underlying Portfolio has a 5% annual return each year;

 --   you are a 65 year old male at the beginning of year one;

 --   you purchased a Lifetime Income Annuity paying monthly benefits; and

 --   a constant 7% specified interest rate.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
MAXIMUM...................................................      $719         $1,115         $1,460         $2,117
MINIMUM...................................................      $644         $  910         $1,144         $1,603

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.
METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

THE INCOME ANNUITY
HOW THE INCOME ANNUITY DIFFERS FROM OTHER IMMEDIATE ANNUITIES

Immediate annuities generally come in two varieties, fixed or variable. The Income Annuity does not fall squarely in either of these traditional categories.

A fixed annuity provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the annuity. A fixed annuity provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

                                                  [SNOOPY AND WOODSTOCK GRAPHIC]

A variable annuity provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable annuity is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed annuity.

If market interest rates at the time a variable annuity is purchased exceed the stated AIR, then the payments under a fixed annuity generally will be greater than the initial variable payment under the variable annuity. There are two reasons for the higher fixed annuity payment. First, higher interest rates yield higher income payments. Second, a variable annuity typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable annuity may be lower than a fixed annuity's, variable income payments may increase over time (although they may decrease as well). Therefore, variable annuities provide potential protection against inflation.

The Income Annuity described in this prospectus contains features of both fixed and variable immediate annuities, but also has key differences:

* The initial variable income payment under the Income Annuity is comparable to that provided by a fixed annuity, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable annuity, which has a constant benchmark rate (the AIR) and a variable investment component, the Income Annuity has both a variable benchmark interest rate and variable investment component.

* This Income Annuity is also different from other traditional immediate annuities because you may move the source of income payments back and forth between the Flexible Fixed Payment Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable annuities have a fixed option. However, these annuities typically do not allow fixed option payments to be reallocated to the variable option.

The Income Annuity has both fixed and variable options. The Flexible Fixed Payment Option and the Basic Fixed Payment Option work like

[HOURGLASS GRAPHIC]
a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Flexible Fixed Payment Option and the Basic Fixed Payment Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

PRODUCT COMPARISON (FOR THESE PURPOSES, THE FLEXIBLE FIXED PAYMENT OPTION AND THE SEPARATE ACCOUNT INVESTMENT DIVISIONS ONLY)

                  TRADITIONAL FIXED  TRADITIONAL VARIABLE          METLIFE INCOME
FEATURE                ANNUITY             ANNUITY                  SECURITY PLAN
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Transfers         Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including
Flexible Fixed
Payment Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Full capability
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------

FEATURES OF THE INCOME ANNUITY
This Income Annuity can provide you with a stream of payments to meet your anticipated income needs. This can be payments for your lifetime, for the lifetimes of two people or over a specified period. It is a "variable" annuity because the amount of your income payment varies based on the changes in the adjustment factor, which is based on net investment returns and changes in interest rates. In short, the amount of each of your income payments under your Income Annuity may go up or down. Since neither investment performance nor interest rates are guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select and changes in the

                                             [CHARLIE BROWN WITH BLOCKS GRAPHIC]
 12
specified interest rate. We do not guarantee that your income payments will be a specific amount of money.

The Income Annuity has two fixed options called the "Basic Fixed Payment Option" and the "Flexible Fixed Payment Option." You may choose to have all or a portion of the income payment fixed and guaranteed under a fixed payment option. Under the Flexible Fixed Payment Option and Basic Fixed Payment Option, we guarantee the amount of the income payment to you which is attributable to the percentage you allocate to either fixed payment option. The Flexible Fixed Payment Option and the Basic Fixed Payment Option are not described in this Prospectus although we occasionally refer to them. You decide how to allocate your money among the fixed payment options and the investment divisions.

With the Income Annuity, you must start receiving income payments within the first year after the contract is issued. The Income Annuity may not be available in certain states.

In addition to the group non-qualified contract, you may also use lump sum rollovers or transfers from tax-favored arrangements to purchase the Income Annuity if all applicable Federal income tax requirements are satisfied.

If your retirement plan has purchased an Income Annuity, your choice of income types may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

You select the income type suited to your needs. Some of the income types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some income types guarantee a time period of your choice over which MetLife will make income payments to you. The amount of your income payments you receive will depend on such things as the income type you choose, your investment choices and the amount of your purchase payment.

The Income Annuity may be held as an investment in a custodial individual retirement account ("Custodial IRA").

YOUR INVESTMENT CHOICES
The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the

The group Income Annuity described in this Prospectus is offered to an employer, association, trust or other group for its employees, members or participants. The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.

investment divisions. The classes of shares available to the Income Annuity do not impose any 12b-1 Plan fees.

Starting with the most conservative Portfolio, your investment choices are listed in the approximate risk relationship among the available Portfolios, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                        [SNOOPY READING MENU GRAPHIC]

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  STATE STREET RESEARCH BOND INCOME
  PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  LORD ABBETT BOND DEBENTURE PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  MET/PUTNAM VOYAGER PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  NEUBERGER BERMAN PARTNERS MID CAP VALUE
  PORTFOLIO
  JANUS MID CAP PORTFOLIO
  STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO
  STATE STREET RESEARCH AURORA PORTFOLIO
  T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  SCUDDER GLOBAL EQUITY PORTFOLIO
  MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  PUTNAM INTERNATIONAL STOCK PORTFOLIO

Some of the investment choices may not be available under the terms of the Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*  Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the available investment divisions.
*  We have restricted the available investment divisions.
The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Met Investors Fund invest in stocks, bonds and other investments. All dividends declared by the Portfolios are

     The investment divisions generally offer the opportunity for greater income payments to you over the long term than our guaranteed fixed payment options. On the other hand, income payments to you will fluctuate for amounts allocated to the investment divisions and may go down as well as up.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuity. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund and the Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

INCOME TYPES
C urrently, we provide you with a wide variety of income types to suit a range of personal preferences.

There may be three people who are involved under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives the income payment.

   (Typically, the owner under a group contract permits the annuitant to choose the beneficiary).
   Certain Income Annuities may be issued to a bank that does nothing but hold them as contract holder.
* Annuitant: the person or persons whose life is the measure for determining the duration and sometimes the dollar amount of the income payments.

* Beneficiary: the person or persons who receive continuing income payments or a lump sum if the owner dies.

Many times the Owner and the Annuitant are the same person.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. Income payments are made only on an annual basis if you hold the Income Annuity in a Custodial IRA.

[SNOOPY LOOKING AT CALENDAR GRAPHIC]

The amount of your income payments will depend in large part on the income type you choose. For example, if you select a "Lifetime Income Annuity for Two," your income payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose a withdrawal option will also be considered. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income type without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both the fixed payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based on legal requirements or other considerations. The following income types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;


- The growth potential of other investments; and


- How long you would like your income to last.
 16
smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. WITHDRAWAL OPTION
Subject to MetLife's underwriting requirements, we may makeavailable a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Income Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE

You may withdraw up to an amount equal to the "fair market value" of the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

*  First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE

You may make withdrawals after the first two years following issue of the Income Annuity only if you purchased a Non-Qualified Income Annuity with post-tax dollars with one of the following income types that provides for a period of guaranteed payments:

*  Lifetime Income Annuity with a Guarantee Period;

*  Lifetime Income Annuity for Two with a Guarantee Period; or

*  Income Annuity for a Guarantee Period.

You may withdraw on a cumulative basis up to an amount equal to 75% of the "withdrawal value" of payments in the guarantee period under the Income Annuity. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any Income Annuity payments payable after the guarantee period will not be reduced by the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division and the Basic Fixed Income Option and the Flexible Fixed Income Option in which you then had an allocation.

A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you purchase an Income Annuity with this feature, the income payments you receive will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount of the purchase payment.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT
Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, the owner or any beneficiaries will receive your purchase payment in a lump sum once we receive satisfactory proof of your death.

[WOODSTOCK WRITING GRAPHIC]

PURCHASE OF AN INCOME ANNUITY
We offer the Income Annuity only in states in which we have obtained approval. Approval may not be needed in all states. You must purchase an Income Annuity with one purchase payment of at least $25,000.

CALCULATING YOUR INCOME PAYMENTS
The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the purchase payment by any applicable sales load charge and premium tax. We further reduce the purchase payment by any amount allocated to the fixed payment options: Basic Fixed Payment Option and Flexible Fixed Payment Option. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days after we issue the Income Annuity. If your first income payment is payable more than 10 days after the contract's issue date, the amount of the first income payment you receive will be different from the initial income payment calculated at issue. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
 20

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment
Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate
Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

The adjustment factor has two components: the investment factor and the interest factor.

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the change in the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment
The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same
Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date.

     The interest factor changes based on fluctuations in the specified interest rate.

 Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

          This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATIONS
You can reallocate among investment divisions and the Flexible Fixed Payment Option or to the Basic Fixed Payment Option. You may not reallocate amounts from the Basic Fixed Payment Option.

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease. If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

[WOODSTOCK AND SCALES GRAPHIC]

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* For each investment division (or Flexible Fixed Payment Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

* The investment divisions (or Flexible Fixed Payment Option and Basic Fixed Payment Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

We may require that you use our forms to make reallocations.

You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your reallocation request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other reallocation requests will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under the Basic Fixed Payment Option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to the Basic Fixed Payment Option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 30% of your income payment supported by investment division A to the Flexible Fixed Payment Option or the Basic Fixed Payment Option and the recalculated income payment supported by investment division A is $100. Then, your income payment from the fixed payment option will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

* Suppose you choose to reallocate 30% of your $100 fixed payment supported by the Flexible Fixed Payment Option to a variable income payment supported by investment division A. Then, your income payment supported by investment division A will be increased by $30 and your fixed payment supported by the Flexible Fixed Payment Option will be decreased by $30.

* Suppose you choose to reallocate 30% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

We may make other fixed payment options available. If we make other fixed payment options available, you may also reallocate to these other fixed payment options, which may not permit further reallocations to either the fixed payment options or the investment divisions of the Income Annuity. Income payments under these other fixed payment options may differ from income payments payable under the Income Annuity. It is not clear whether the effect of such a transfer will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

MINIMUM DISTRIBUTION
If the Income Annuity is held in a Custodial IRA, it may be entitled to receive an additional income payment during the year in order for the Custodial IRA to comply with minimum distribution requirements under the federal tax law. We determine if an additional payment is available by comparing the amount that was already paid in the year to the amount that is required to be paid under the Federal tax rules using the value of the contract, calculated as of the last valuation date of the previous calendar year, divided by the applicable distribution period specified by income tax regulations. For this purpose, contract value is equal to the amount of the income payment determined on the last valuation date of the previous calendar year multiplied by the annuity purchase rate as of the same valuation date. If an additional payment is made, the next income payment made the following year will be reduced by a percentage equal to the amount of the previous year's additional payment divided by the contract value determined as of the additional payment date.

CHARGES
There are two types of recurring charges you pay if you allocate any of your purchase payment to the investment divisions:

*  Separate Account charge; and

*  Investment-related charge.

SEPARATE ACCOUNT CHARGE

You pay a Separate Account charge that will not exceed 1.25% of the average value of amounts in the investment divisions. The rate that applies may be less than the maximum rate depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of administrative or service activity we provide is higher than we anticipated.

If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of distribution assistance is less than we anticipated.

The Separate Account charge includes insurance-related charges for the risk that you may live longer than we estimated. Then we would be obligated to pay you more in income payments than anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and our miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating fees. The classes of shares available to the Income Annuity do not have 12b-1 Plan fees, which pay for distribution expenses. The amount you pay for the investment-related charge

     Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor.
 26
depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

WITHDRAWAL PROCESSING FEE
A withdrawal processing fee of $95 will be deducted from each withdrawal.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix (Premium Tax Table) shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Income Annuity. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuity. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary based on other factors such as whether you purchased your Income Annuity through the mail. Depending on state law, we may refund all of your purchase payment as of the date your refund request is received at your MetLife Designated Office in good order. If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

[LUCY READING A PAPER GRAPHIC]

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENT

Your purchase payment is sent by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide all forms necessary to apply your purchase payment. We must have all documents in good order to credit your purchase payment.

Your purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office on days when the office is open (business day), except when it is received:

*  On a day when the net investment performance is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the net investment performance, as applicable, is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if the forms are incorrect or incomplete or other documents are not completed properly or otherwise not in good order, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under the Income Annuity, your employer or the group in which you are a participant or member must identify you to us and tell us how your purchase payment should be allocated among the investment divisions and the Fixed Payment Option.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for

    Generally, your properly completed requests are effective the day we receive them at your MetLife Designated Office.
 28
transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between reallocations or requiring a signed, written request to make a reallocation. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

When you request a transaction, we will process the transaction using the next available valuation date.

BY TELEPHONE OR INTERNET

You may request transactions and obtain information by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to request transactions and obtain information through Internet access, unless prohibited by state law.

Your request for a transaction must be completed prior to the close of the Exchange on a business day if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day the net investment performance is not calculated or after the close of the Exchange.

We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission, non-performance, or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, we will cancel the transaction request and continue making income payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making income payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process requests made on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transactions for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners; including those who engage in market timing transactions.

RECEIVING INCOME PAYMENTS AND INFORMATION

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If the Income Annuity is held in a Custodial IRA, payments are invested into a money market mutual fund also held in the Custodial IRA. If you elect to have your payment direct deposited or if the Income Annuity is held in a Custodial IRA, you will be mailed a stub statement for the payment. Your stub statement will contain information about your payment. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE calculations reflect Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and Separate Account charges. They do not reflect a possible front-end sales load.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges and the front-end sales load. These figures also assume a steady annual rate of return.

Average annual total return calculations utilize the highest possible Separate Account charge (1.25%) and front-end sales load (5%). We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and front-end sales load when the performance is accompanied by average annual total return.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and front-end sales load and investment-related charge. If the presentation

All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, front-end sales load and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge.

CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account specified in your contract and any currently available portfolio in connection with the Income Annuity.

* To make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have made an allocation, we will notify you of the change. You may then make a new choice of investment divisions. Where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning the Metropolitan Fund or the Met Investors Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or the Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers may be paid a one-time commission consisting of the front-end sales load deducted from purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The current broker-dealer's sales commission may range from 0% to 5%, depending upon the broker-dealer's service level or other category. The amount of your front-end sales load, if any, will be stated in your Income Annuity. MetLife reserves the right to reduce the amount of the front-end sales load at any time. MetLife pays its own distribution costs from the Separate Account charge. We may also bear distribution costs paid to other broker-dealers. These costs will also be recovered from the Separate Account charge.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments and payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. You are responsible for determining whether your purchase of an Income Annuity, income payments under the Income Annuity and other transactions under the contract satisfy applicable tax laws.

The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this may apply.

The designation of an annuitant, beneficiary or other payee who is not also an owner may result in certain tax consequences (including, but not limited to, income tax, estate tax, gift tax, and generation skipping transfer tax) that are not discussed in this Prospectus. You should consult a tax advisor or attorney prior to making any such designation.

Tax rules vary according to whether the contract is a non-qualified or qualified contract. We have divided the following tax discussion into these two categories. The qualified Income Annuity is intended to pay out benefits under a tax qualified retirement plan or arrangement or to satisfy tax requirements for a "rollover IRA". You need to know the Code section under which your plan or arrangement intends to qualify, because different tax sections have different requirements. For the purposes of this Prospectus, a "qualified" contract includes Section 403(b)("TSAs"), Section 457(b) (state and local government plans and tax-exempt organizations), Section 401(a) ("corporate and Keogh plans"), Section 403(a) annuity plans, Traditional IRAs (including contracts issued under a Simplified Employee Pension ("SEP")) and SIMPLE IRAs.

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under the Federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

[SNOOPY WITH TAX BILL GRAPHIC]
Because of the potential penalty tax, it may not be suitable for you to purchase an Income Annuity if you plan on receiving income payments before you reach age 59 1/2.
[SNOOPY WITH TAX BILL GRAPHIC]
Because of the potential penalty tax, it may not be suitable for you to purchase an Income Annuity if you plan on receiving income payments before you reach age 59 1/2.

GENERAL TAX INFORMATION FOR
ALL INCOME ANNUITIES

INCOME PAYMENTS

When income payments are made from your Income Annuity (whether to you or your beneficiary), some or all of the payments will be included in your taxable income. The amount treated as taxable income differs depending on the type of:

*  annuity you purchase (e.g., non-qualified or qualified), and

*  income type you elect.

INCOME PAYMENTS BEFORE AGE 59 1/2

If you receive income payments from your Income Annuity before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. The penalty tax under SIMPLE IRAs is generally increased from 10% to 25% for income payments made within the first two years of an employee's participation in an employer's SIMPLE IRA plan.

Some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

*  If you die or become disabled;

* For non-qualified income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the payment period;

* For both non-qualified and qualified income annuities as part of a series of substantially equal payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary. You must also have separated from the service of your employer at the time you receive the income payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans.

* For payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans made to you after you have separated from service after attaining age 55.

It is unclear whether the income payments under the Income Annuity satisfy an exception to the penalty tax. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity

If you have not attained age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax in addition to ordinary income tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
 36

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.

NON-QUALIFIED ANNUITIES

* A purchase payment for a non-qualified contract is on an "after-tax" basis, so you pay income taxes on income payments only on your earnings under the contract. Generally, these earnings are taxed when received from the contract.

* The Income Annuity may accept as a purchase payment an after-tax contribution, a Section 1035 tax-free exchange or any other tax-free transfer permitted under the Federal tax laws. It may also be used to annuitize one of our existing annuity contracts.

* When a non-natural person owns a non-qualified contract, the Income Annuity will generally not be treated as an annuity for tax purposes and gains under the contract will be subject to immediate taxation as ordinary income. Corporations and certain other entities are generally considered non-natural persons. However, an Income Annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes. There is also an exception for some types of immediate annuities owned by non-natural persons. It is not certain whether this Income Annuity meets this exception. Accordingly, such entities should consult their tax advisor prior to the purchase of the Income Annuity.

* In some circumstances, annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for certain tax purposes. As a result, a greater portion of your income payments may be considered taxable income than you would otherwise expect.

DIVERSIFICATION

In order for a non-qualified contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

[WOODSTOCK WITH MAIL GRAPHIC]

[WOODSTOCK WITH MAIL GRAPHIC]

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of the Income Annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and between an investment division and a Fixed Payment Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of investment divisions available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*  A non-taxable return of your purchase payment; and

*  A taxable payment of earnings.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Payment Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qalified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

EXERCISE OF WITHDRAWAL OPTION

If the contract is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

It is uncertain how amounts received under the exercise of the withdrawal option are taxed. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income Annuity after the

[LUCY DOING PAPERWORK GRAPHIC]
 38
withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.

AFTER DEATH

If you (the owner or any annuitant) die before the annuity starting date as defined under the Treasury Regulations, we must make payment of your entire interest in the contract within five years of the date of your death.

If you die on or after the annuity starting date as defined under the Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die after income payments begin but before your purchase payment is returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

QUALIFIED ANNUITIES

GENERAL

This Income Annuity is intended to accept a single purchase payment from your employer's plan, accrued plan benefit or a tax-free transfer or rollover from your employer's plan or from another plan permitted under the Code. This type of purchase payment is generally not subject to the annual limits on purchase payments which otherwise apply to contributions under these types of plans. Generally, income payments must commence prior to the date that you must begin receiving distributions from the qualified plan. Under certain circumstances, however, we may also accept the purchase payment after that date.

Generally, your qualified Income Annuity can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

INCOME PAYMENTS
Income payments are included in taxable income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of the non-deductible purchase payment to the total value of your plan benefit or account

[LINUS WITH COIN GRAPHIC]
balance. In some cases (e.g., IRAs and TSAs), plan benefits or account balances may be aggregated.

We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

* For Traditional and Simple IRAs and SEPs, you must begin receiving distributions by April 1st of the calendar year following the year in which you turn 70 1/2. For plans or arrangements other than IRAs or SEPs (e.g., TSAs, Section 403(a) annuity plans, and corporate and Keogh plans), you must generally begin receiving distributions by April 1st of the calendar year following the later of (1) the year in which you reach 70 1/2 or (2) the year in which you retire. Complex rules apply to the determination of the amount of these distributions. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not. In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

AFTER DEATH

If you (the owner or any annuitant) die before income payments begin, we must make payment of your entire interest in the contract within five years after your death.

Otherwise, if you die on or after the date that income payments begin, income payments must continue at least as rapidly as under the distribution method in effect at your death.

If you (or the annuitant if you are not a natural person) die prior to the date that income payments began, the death benefit under the contract must be paid over the remaining life expectancy of the beneficiary, or within five years of the date of the death.

ADDITIONAL CONSIDERATIONS FOR CERTAIN QUALIFIED ARRANGEMENTS

SIMPLE IRAs

Once purchase payments are made under the SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were a Traditional IRA. Additionally, you may not make a direct transfer or a rollover from a

SIMPLE IRA into a Traditional IRA during the initial two year period in which you participated in the SIMPLE IRA plan of your employer, nor can you make a direct transfer of or a rollover from a Traditional IRA into a SIMPLE IRA at any time.

DEFINED BENEFIT PLANS

Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

MANDATORY 20% WITHHOLDING ON CERTAIN QUALIFIED PLANS AND ARRANGEMENTS

For a qualified Income Annuity issued in connection with TSAs, Section 403(a) annuity plans, corporate and Keogh plans under Section 401(a) and Section 457(b) plans of employers which are state and local governments, we are required to withhold 20% of any income payment that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.

TSAs

Payments generally cannot be made from a TSA prior to age 59 1/2, unless the participant dies, becomes disabled or severs from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity.

SECTION 457(b)

Rules similar to the minimum distribution requirements apply to Section 457(b) plans. For these plans, the required beginning date is generally April 1st following the later of: (1) the calendar year in which you reach age 70 1/2 or
(2) the calendar year in which you retire. It is uncertain whether income payments from the qualified Income Annuity meet these distribution requirements. Consequently, you or the plan administrator should consult a tax advisor prior to purchasing the contract in connection with the payment of plan benefits.

Beginning in 2002, income payments made to a plan participant under a Section 457(b) plan of a state or local governmental employer are generally subject to the Federal income tax reporting and withholding applicable under annuity contracts.

However, income payments made to a plan participant under a Section 457(b) plan of other tax-exempt employers remain subject to the Federal income tax rules applicable to wages (including withholding) and not to the rules and withholding election under annuity contracts.

Generally, an Income Annuity can not be purchased for you until you:

*  reach age 70 1/2;

*  sever employment with the entity maintaining the plan; or

*  as otherwise provided under the code and regulations.

CUSTODIAL IRAs

Purchase payments may consist of both deductible (pre-tax) and non-deductible (post-tax) monies. If the Income Annuity is held in a Custodial IRA, the Custodial IRA may be entitled to receive an additional income payment from the Income Annuity during the year in order to comply with minimum distribution requirements. Any amounts held within the IRA Custodial Account are deferred from income tax. Any payments received as distributions from the IRA Custodial Account are subject to the income tax rules for individual retirement accounts.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................ ................     2
SAMPLE CALCULATION ILLUSTRATING
     HOW THE ADJUSTMENT FACTOR IS DETERMINED AND
     APPLIED TO INCOME PAYMENTS.......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
VOTING RIGHTS................... ...................     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     6
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65

[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

                                                             Corporate
                         Non-       IRA &          Section      and      Section
                       Qualified   SEP (1)   TSA   403(a)      Keogh     457(b)
California...........  2.35%       .5%(2)    .5%   .5%       .5%         2.35%
Maine................  2.0%        --        --    --        --          --
Nevada...............  3.5%        --        --    --        --          --
Puerto Rico..........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
South Dakota.........  1.25%       --        --    --        --          --
West Virginia........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
Wyoming..............  1.0%        --        --    --        --          --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA AND SEP."

(2) WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF
    SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2003 METROPOLITAN LIFE INSURANCE COMPANY

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Income Security Plan

                                   METLIFE



             THE SYSTEMS AND METHODS REQUIRED FOR IMPLEMENTATION ARE
                   COVERED UNDER U S PATENT NO 6.275 807 B1

















METROPOLITAN LIFE INSURANCE COMPANY, ONE MADISON AVENUE, NEW YORK, NY 10010-3690
                         E030491MD(EXP0504)MLIC-ID
                                MISPPROS(0503)